                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 2, 2007
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                  0-8765               95-2645573
      --------                  ------               ----------
   (State or Other           (Commission             (IRS Employer
   Jurisdiction of           File Number)            Identification Number)
   Incorporation)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 --------------
                    (Former Name or Former Address if Changed
                               Since Last Report)


                                Page 1 of 2 pages

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Item 8.01 - Erroneous 8-K filed by EDGAR filing agent of Biomerica


         On May 2, 2007, a Form 8-K for Item 2.04, Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement, was erroneously filed by the EDGAR filing agent of Biomerica using Biomerica's SEC code numbers. Biomerica and the filing agent are working to have the erroneous filing removed from the SEC system as soon as possible.





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2007                                 Biomerica, Inc.

                                                    By: /s/ Zackary S. Irani
                                                        --------------------
                                                        Zackary S. Irani
                                                        Chief Executive Officer



                                Page 2 of 2 pages